                                                                    EXHIBIT 10.6

                                    CORPORATE

                                    BANKING

                                    SERVICES


                            ADVICE OF BORROWING TERMS
                                       FOR
                           PRESTOLITE ELECTRIC LIMITED


                                      FROM:
                          SEVERNSIDE CORPORATE BUSINESS
                                     CENTRE

                               27TH DECEMBER 2000

                            ADVICE OF BORROWING TERMS



RELATIONSHIP        Severnside Corporate Business      DATE: 27th December 2000
OFFICE:             Centre

                     BORROWER(S)                         REGISTERED NUMBER:
             Prestolite Electric Limited                     1189048





We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 2 January 2002 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:-

-    the terms and conditions below,

- the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

-    the Security detailed in the attached Security Schedule, and

-    the attached General Terms.

ALL AMOUNTS OUTSTANDING ARE REPAYABLE ON DEMAND WHICH MAY BE MADE BY US AT OUR DISCRETION AT ANY TIME AND THE FACILITIES MAY BE WITHDRAWN, REDUCED, MADE SUBJECT TO FURTHER CONDITIONS OR OTHERWISE VARIED BY US GIVING NOTICE IN WRITING.

                                 PRECONDITIONS:

Preconditions that must be satisfied before the `Base Rate Loan' can be utilised:

-    A signed copy of this Advice of Borrowing Terms to be returned to us.
- Receipt of a certified copy of a resolution of your board of directors confirming:-

          - certification by the chairman of the meeting that a valid quorum was present and the meeting was duly convened
          -    acceptance of the terms and conditions of the facility/facilities
          - authorisation of a person or persons to sign the Form of Acceptance in this Advice of Borrowing Terms and to take such other action as may be necessary for the purpose of the facility/facilities

- We require written confirmation from the lawyers of Prestolite Electric Incorporated that the (pound sterling)2.8m Base Rate Loan facility does not breach any of the terms & conditions attached to the $125m Senior Notes issue and that no other facility or agreement would be in default as a result of this transaction.

                                   CONDITIONS:
The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:




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1.   Monthly management accounts to include Profit and Loss, Balance sheet, and
     Schedule of aged debtors, to be provided to us within 30 days of the end of the month to which they relate.
2. Prestolite Electric Limited hereby confirm that no further payments in reduction of both interest & loan liabilities outstanding to Prestolite Electric Incorporated will be made without the prior approval of the Bank.
3.   LENDING FORMULA;
     -  Net overdraft utilisation to be covered 200% by trade debtors
     (excluding inter-company positions) less than 90 days. This formula to be tested on a monthly basis against the aged debtor summary listings provided.







Steve Carter
Senior Corporate Manager
For and on behalf of
National Westminster Bank Plc











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ACCEPTANCE:
To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.


                               FORM OF ACCEPTANCE

I accept the facility/facilities on the above terms and conditions and confirm that I have been authorised by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).





Signed By (name and title):  ................................           Date

                FOR AND ON BEHALF OF: PRESTOLITE ELECTRIC LIMITED


Prestolite Electric Incorporated, a corporation incorporated under the laws of the State of Delaware in the United States of America ("Prestolite US"), joins in the execution of this Loan Agreement for the purpose of confirming its acknowledgement of and agreement with the terms and conditions of this Loan Agreement "(pound sterling)2.8m Base Rate Loan".

Prestolite US is Primary Obligor. National Westminster Bank Plc, Prestolite UK and Prestolite US acknowledge and agree as follows with respect to the Loan "(pound sterling)2.8m Base Rate Loan" established by this Loan Agreement;

(a) Prestolite US is the primary obligor with respect to the Loan "(pound sterling)2.8m Base Rate Loan", notwithstanding any other provision of this Loan Agreement which may imply otherwise.

(b) As a matter of administrative convenience, Prestolite US has determined that its wholly owned subsidiary, Prestolite UK, will service the Loan "(pound sterling)2.8m Base Rate Loan" as an accommodation to Prestolite US.

(c)  For purposes of Prestolite US's Senior Note Indenture, the Loan
     "(pound sterling)2.8m Base Rate" is intended to and shall be deemed to be "Indebtedness" permitted by Section 4.3.b (ix) of such Senior Note Indenture.

The above will not prejudice the rights and actions of National Westminster Bank Plc to exercise the terms & conditions of the Loan Agreement with Prestolite Electric Limited.










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                            ACKNOWLEDGEMENT AND AGREEMENT


Signed By (name and title):  ................................             Date

PRESTOLITE ELECTRIC INCORPORATED


























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FACILITY SCHEDULE

PART 1 - FACILITIES REPAYABLE ON DEMAND:


                                       GROUP OVERDRAFT
                                          FACILITY
---------------------------------------------------------------------------------------------------

ACCOUNTS INCLUDED IN                     NAME:                      ACCOUNT NUMBER:
THE GROUP FACILITY      ---------------------------------------------------------------------------
ARRANGEMENT:                 Prestolite Electric Limited               04233204
                                                                       24475637
                                                                       24475645
---------------------------------------------------------------------------------------------------
LIMIT: GROSS             (pound sterling)2,800,000      Inclusive of any Sub limits detailed below
                                                        for individual Accounts

LIMIT:  NET              (pound sterling)2,800,000
PURPOSE:                 To finance working capital
---------------------------------------------------------------------------------------------------
REPAYMENT:               Fully fluctuating
---------------------------------------------------------------------------------------------------
1ST DEBIT INTEREST       1.25% above the Bank's Base rate
RATE:
---------------------------------------------------------------------------------------------------
2ND DEBIT INTEREST       4.25% above the Bank's Base rate for borrowing over
RATE:                    (pound sterling)2,800,000
INTEREST PAYABLE:        Quarterly
EXCESS FEES:             We will be entitled to charge an excess fee at the Bank's
                         published rate for each day any agreed limit is exceeded (see our "Services & Charges for Business Customers" brochure for details).
ARRANGEMENT FEE:         Not applicable
---------------------------------------------------------------------------------------------------

                     INTEREST SET-OFF ARRANGEMENT - STERLING

---------------------------------------------------------------------------------------------------
THE INTEREST SET-OFF                NAME:                           ACCOUNT NUMBER:
                        ---------------------------------------------------------------------------
ACCOUNTS:                Prestolite Electric Limited                   04233204
                                                                       24475637
                                                                       24475645
---------------------------------------------------------------------------------------------------
1ST DEBIT INTEREST       1.25% above the Bank's Base rate
RATE:
---------------------------------------------------------------------------------------------------
2ND DEBIT INTEREST       4.25% above the Bank's Base rate for borrowing over
RATE:                    (pound sterling)2,800,000
---------------------------------------------------------------------------------------------------
SET OFF RATE:            0% per annum
---------------------------------------------------------------------------------------------------
INTEREST/SET OFF         Quarterly
PAYABLE:
---------------------------------------------------------------------------------------------------
ACCOUNT TO BE            04233204
DEBITED:
---------------------------------------------------------------------------------------------------


                                INTEREST SET OFF:

Debit and cleared credit balances in the same currency on non-interest bearing current and loan accounts repayable on demand (the "Interest Set Off Accounts") will be used to calculate, on a daily basis, the net debit balance of the Interest Set Off Accounts. The Interest Set Off accounts, which we have agreed are to be set off for interest calculation purposes, are detailed in the attached Facility Schedule which also specifies the frequency at which interest will be payable and the rate or rates at which it will be charged on the net debit balance

Debit balances which are set off on a daily basis by cleared credit balances on the Interest Set Off Accounts will incur interest at the Set Off Rate specified in the attached Facility Schedule.




                                LOAN: - BASE RATE

ACCOUNT NUMBER:          Not yet opened known as "Base Rate Loan"
NAME OF BORROWER         Prestolite Electric Limited
LIMIT:                   (pound sterling)2,800,000
PURPOSE:                 Injection of Working Capital
CURRENT REPAYMENT:       Within 7 days from draw-down of the Loan
INTEREST:                1.375% above the Bank's Base rate.
ACCOUNT TO BE            04233204
DEBITED:
INTEREST PAYABLE:        Quarterly
ARRANGEMENT FEE:         Not applicable




                                   TERMINABLE
                                  INDEMNITIES

NAME OF BORROWER:        Prestolite Electric Limited
LIMIT:                   (pound sterling)300,000
TYPE AND PURPOSE:        HM Customs & Excise duty deferment bond
INDEMNITY FEE:           1% p.a. payable quarterly in advance, to be debited to
                         account number 04233204.




                                   DOCUMENTARY
                                     CREDITS

NAME OF BORROWER:        Prestolite Electric Limited
LIMIT:                   (pound sterling)300,000
PURPOSE:                 Importation of stock
DOCUMENTS REQUIRED:      Full Set Clean On-Board Marine Bills of Lading to
                         order & blank endorsed
FEES:                    Subject to separate tariff which will have been agreed
                         with you in advance.












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                                 SETTLEMENT RISK

NAME OF BORROWER:         Prestolite Electric Limited
LIMIT/FREQUENCY:          (pound sterling)1,600,000 per month
TYPE AND PURPOSE:         BACS User No. 764510 - To facilitate automated
                          salary & supplier payments.



                                 SETTLEMENT RISK

NAME OF BORROWER:         Prestolite Electric Limited
LIMIT/FREQUENCY:          (pound sterling)80,000 any one time
TYPE AND PURPOSE:         Documents released in trust.



PART 2 - FACILITIES SUBJECT TO SEPARATE DOCUMENTATION:


The following facilities are made available on the terms of the separate documentation between us.


--------------------------------------------------------------------------------------------------
     NAME OF BORROWER                  FACILITY AND PURPOSE       AMOUNT            DATE
                                                              (POUND STERLING)    AGREEMENT
                                                                                   SIGNED
--------------------------------------------------------------------------------------------------
Prestolite Electric Limited     Commercial Fixed Rate            2,000,000       2 November
                                Loan - To repay element of                       1999
                                Parental Loan
--------------------------------------------------------------------------------------------------
Prestolite Electric Limited     Commercial Variable Rate         2,000,000       2 November
                                Loan - To repay element of                       1999
                                Parental Loan
--------------------------------------------------------------------------------------------------
Prestolite Electric Limited     Commercial Variable Rate         1,400,000       To be signed
                                Loan - To repay element of
                                Parental Loan/Interest
                                Liabilities
--------------------------------------------------------------------------------------------------



                                SECURITY SCHEDULE

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.




      DATE                               SECURITY:                                    GIVEN/TO BE GIVEN BY:
  EXECUTED/NEW:
--------------------------------------------------------------------------------------------------------------
22/01/1987                   Unscheduled Mortgage Debenture                    Prestolite Electric Limited
29/01/1987                   Composite Cross Guarantee structure               Prestolite Electric Limited
                                                                               Prestolite Wales Limited
                                                                               HB Switchgear (Contactors)
                                                                               Limited
--------------------------------------------------------------------------------------------------------------
26/10/1995                   First legal mortgage over National                Prestolite Electric Limited
                             Westminster Life Assurance Policy No.
                             0353668C(pound sterling)500,000 covering the
                             life of M Lea
--------------------------------------------------------------------------------------------------------------
22/01/1988                   Composite Cross Guarantee Structure               Prestolite Electric Limited
                                                                               Prestolite Wales Limited
                                                                               HB Switchgear (Contactors)
                                                                               Limited
                                                                               Butec Electrics Limited
--------------------------------------------------------------------------------------------------------------
15/11/1999                   First legal mortgage over Larden Road             Prestolite Electric Limited
                             site, Acton, London
--------------------------------------------------------------------------------------------------------------
04/04/1986                   700 HB Switchgear (Contractors) Ltd               Prestolite Wales Limited
                             (poundlife of)1 fully paid shares
--------------------------------------------------------------------------------------------------------------
29/01/1987                   Unscheduled Mortgage Debenture                    Prestolite Wales Limited
--------------------------------------------------------------------------------------------------------------
22/01/1988                   Unscheduled Mortgage Debenture                    Butec Electrics Limited
--------------------------------------------------------------------------------------------------------------
22/01/1988                   Unlimited Guarantee in favour of Butec            Prestolite Electric Limited
                             Electrics Limited
--------------------------------------------------------------------------------------------------------------
22/01/1988                   Unlimited Guarantee in favour of Butec            Prestolite Wales Limited
                             Electrics Limited
--------------------------------------------------------------------------------------------------------------
22/01/1988                   Unlimited Guarantee in favour of Butec            HB Switchgear (Contactors)
                             Electrics Limited                                 Limited
--------------------------------------------------------------------------------------------------------------